UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 11, 2012

BROADCAST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 5.02(d) Appointment of Directors

On June 11, 2011, our Board of Directors unanimously voted to appoint Mr. Donald A. Harris to the Board of Directors. Mr. Harris does not have any understandings or relationships with third parties pursuant to which he was appointed to the Board.

Donald A. Harris, age 59, has been President of 1162 Management, the General Partner of 5 Star Partnership, a private equity firm, since June 2006.  Mr. Harris has been President and Chief Executive Officer of UbiquiTel Inc., a telecommunciations company organized by Mr. Harris and other investors, since its inception in September, 1999 and also its Chairman since May 2000. Mr. Harris served as the President of Comcast Cellular Communications Inc. from March 1992 to March 1997.  Mr. Harris serves on the Board of Directors of Westower Corporation, a privately held company in the wireless communications industry.  Mr. Harris received a Bachelor of Science degree from the United States Military Academy and an MBA from Columbia University.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2012
BROADCAST INTERNATIONAL, INC.
a Utah corporation

By:	/s/ Rod Tiede
Name:	Rod Tiede
Title:	President and Chief Executive Officer

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